SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)
                   March 15, 2002
                     -------------------
                Commission File Number 1-5324
                           ------

                     NORTHEAST UTILITIES
                    --------------------
   (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                           04-2147929
          -----------                            -----------
   (State or other jurisdiction of      (I.R.S. Employer incorporation or
          organization)                      Identification No.)

   174 BRUSH HILL AVENUE, WEST SPRINGFIELD
              MASSACHUSETTS                      01090-0010
       ------------------------------------------------------------
  (Address of principal executive offices)       (Zip Code)

                       (413) 785-5871
        (Registrant's telephone number, including area code)


                       Not Applicable
                       --------------
    (Former name or former address, if changed since last
                           report)

Item 4.  Changes in Registrant's Certifying Accountant.
--------------------------------------------

      On March 15, 2002, Northeast Utilities ("the Company") decided to no longer engage Arthur Andersen LLP ("Arthur
Andersen" or "AA")as the Company's independent public accountants. This determination followed the Company's decision to seek proposals from other independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2002.

     The decision not to renew the engagement of AA was made by the Board of Trustees of the Company based upon a recommendation of its Audit Committee.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. AA's report on the Company's consolidated financial statements for the year ended 2001 has not yet been issued, but is expected to be issued on an unqualified basis in late March
2002 in conjunction with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. Arthur Andersen's report includes an explanatory paragraph with respect to the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended.

     During the years ended December 31, 2001, 2000 and 1999 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice,financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated March 22, 2002, stating its agreement with such statements.

      Effective March 15, 2002, the Board of Trustees, based on upon a recommendation of its Audit Committee, retained Deloitte & Touche as its independent auditors to audit the Company's consolidated financial statements for the year ending December 31, 2002. The decision to retain Deloitte & Touche will be submitted to shareholders for nonbinding ratification at the Company's 2002 Annual Meeting of Stockholders to be held on May 14, 2002.

      During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      The Declaration of Trust of the Company does not require that its shareholders ratify the selection of our independent auditors.
If the appointment of Deloitte & Touche is ratified, the Board of Trustees and its Audit Committee may, in their discretion, change the appointment at any time during the year if they determine that such change would be in the best interests of the Company and its shareholders.

Item 7. Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits
          --------

          Exhibit 16  Letter from Arthur Andersen LLP to  Filed with
                      The Securities and Exchange         this document
                      Commission                          dated March
                                                          22, 2002

          Exhibit 99  Press Release dated                 Filed with
                      March  15,  2002                    this document

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHEAST UTILITIES
                        (registrant)



                              By: /s/     Gregory B. Butler
                                   Name:  Gregory B. Butler
                                   Title: Vice President,
                                          Secretary and
                                          General Counsel

Date:  March 22, 2002